EXHIBIT 99.1

CONSULTING SERVICES AGREEMENT

THIS CONSULTING SERVICES AGREEMENT (this “Agreement”), dated as of July 1, 2011, is between Anita T. Moseley (“Consultant”), and Evolving Systems, Inc., a Delaware corporation with its principal place of business at 9777 Pyramid Ct., Suite 100, Englewood, Colorado 80112 (“EVOLVING SYSTEMS”).

EVOLVING SYSTEMS wishes to engage Consultant to provide certain consulting services.  Consultant wishes to perform services as a consultant for EVOLVING SYSTEMS.

In consideration of the above recitals and the mutual covenants and agreements contained herein, the parties agree as follows:

1.                                      Engagement as Consultant.  (a)  EVOLVING SYSTEMS retains Consultant to provide consulting services as described in Attachment A (the “Authorization”), and Consultant agrees to perform such services, subject to the terms and conditions of this Agreement.

EVOLVING SYSTEMS agrees to give Consultant as much advance notice as is reasonably feasible of meetings, and to work with Consultant to schedule other consultations at convenient times.

2.                                      Payment.  Consultant shall be paid for services performed under this Agreement as specifically described in Attachment A.  Subject to the conditions below, EVOLVING SYSTEMS shall also reimburse Consultant for reasonable actual out-of-pocket expenses incurred by Consultant in connection with the performance of services under this Agreement.  Travel related expenses shall be reimbursed in accordance with Evolving Systems’ travel policies. Consultant shall submit invoices or other documentation of the expense to EVOLVING SYSTEMS.  EVOLVING SYSTEMS shall pay Consultant for authorized expenses within thirty (30) days after receipt of a statement submitted as provided above.

3.                                      Confidentiality; Ownership of Intellectual Property. (a) Consultant acknowledges that she may be exposed to certain confidential and proprietary information and trade secrets of Company and its customers during the course of performing services under this Agreement. Consultant further acknowledges that her performance of services under this Agreement may result in certain inventions, discoveries or improvements or the creation of materials that are patentable, copyrightable or constitute trade secrets.  In partial consideration of the terms of this Agreement, Consultant agrees to execute and strictly observe the “Non-Disclosure and Proprietary Information Agreement” attached hereto as Attachment B (the “Proprietary Information Agreement”). Consultant agrees to promptly execute any additional agreements or documents at the request of EVOLVING SYSTEMS or a customer of EVOLVING SYSTEMS pertaining to the protection of confidential or proprietary information in connection with work performed by Consultant under this Agreement.

(b)  Upon completion of each project, Consultant shall return to EVOLVING SYSTEMS all documents, programs and other materials pertaining to the project.

4.                                      Independent Contractor.  (a) Consultant acknowledges and agrees that she is an independent contractor and not an employee of EVOLVING SYSTEMS. Nothing in this

Agreement shall be interpreted or construed as creating or establishing the relationship of an employer and employee between EVOLVING SYSTEMS and Consultant.

(b)  Consultant shall be solely responsible for withholding and payment of any and all applicable federal and/or state payroll taxes, social security taxes, and unemployment taxes and will indemnify EVOLVING SYSTEMS and hold it harmless from and against all claims, damages, losses and expenses, including reasonable fees and expenses of attorneys and other professional relating to any obligation imposed by law on EVOLVING SYSTEMS to pay any withholding taxes, social security, unemployment or disability insurance or similar items in connection with compensation received by Consultant pursuant to this Agreement.

(c)  Except as stated in the previous Employment Agreement entered into between EVOLVING SYSTEMS and Consultant on May 19, 2011 (the “Employment Agreement”) and as set forth in this paragraph, Consultant acknowledges and agrees that she will not be entitled to participate in any plans, arrangements or distributions by EVOLVING SYSTEMS pertaining to any employee bonus, employee stock purchase plan, insurance or similar benefits for EVOLVING SYSTEMS’ employees, except with respect to stock options and restricted stock granted under the Evolving Systems 2007 Amended and Restated Stock Incentive Plan and the Evolving Systems 1996 Amended and Restated Stock Option Plan (collectively, the “Equity Plans”). EVOLVING SYSTEMS agrees that Consultant’s change from employee status to consultant status will be considered “continuous service” under the Equity Plans.

(d)  Subject to the terms of the confidentiality provisions herein, Consultant shall retain the right to perform work for others during the term of this Agreement, including work of the same kind.

5.                                      Indemnification.  Each party agrees to defend, indemnify, and hold the other party harmless from any claims, actions, demands, losses, liabilities, costs and expenses (including reasonable attorneys’ fees) to the extent arising from the gross negligence or willful misconduct of the other party, its employees or agents, which result in injury to persons or real property.

The parties entered into an Indemnification Agreement dated January 1, 1998, as amended (“Indemnification Agreement”), and agree that the terms and conditions of such Agreement shall continue in full force and effect.

6.                                      Limitation on Assignments and Subcontracts.  Consultant shall not assign, subcontract or delegate any of her rights, obligations or duties under this Agreement or under any Authorization. All work relating to any Authorization under this Agreement shall be performed by Consultant.

7.                                      Limitation of Liability.  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, INDIRECT DAMAGES, OR LOSS OF PROFITS, REVENUE, DATA OR USE, REGARDLESS OR ANY KNOWLEDGE OR NOTIFICATION OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING. THE MONETARY LIABILITY OF EITHER PARTY UNDER THIS AGREEMENT, WHETHER FOR INDEMNIFICATION, NEGLIGENCE, BREACH OF WARRANTY, OR FOR ANY DEFAULT WHATSOEVER, FOR ALL CLAIMS, LOSSES, DEMANDS, DAMAGES, SUITS AND LIABILITIES (INCLUDING COSTS, EXPENSES AND REASONABLE AND ACTUAL ATTORNEYS’ FEES) RELATING TO OR ARISING FROM THIS AGREEMENT, EXCLUDING CLAIMS UNDER SECTION 5 ABOVE, SHALL BE LIMITED TO AN AMOUNT EQUAL TO THE FEES PAID UNDER THIS AGREEMENT.

8.                                      Term.  If not terminated as provided in this Agreement, this Agreement shall expire on December 31, 2011.  Either party may terminate this Agreement prior to that date effective after fifteen (15) days written notice to the other party.  Unless such termination is as a result of Consultant’s failure to perform its obligations, EVOLVING SYSTEMS shall be obligated to pay Consultant’s compensation through the date of termination, and expenses incurred by Consultant prior to the date of such termination.  The termination of this Agreement shall not prejudice the rights or remedies of EVOLVING SYSTEMS on account of any failure of Consultant to perform her obligations under this Agreement.

10.                               Modification. This Agreement may not be modified, except in a written modification executed by Consultant and an authorized officer of EVOLVING SYSTEMS.  If any particular provision or portion of a provision of this Agreement or the Proprietary Information Agreement shall be adjudicated to be unenforceable or invalid, the remainder of such agreement shall be enforced as fully as possible and the unenforceable provision shall be deemed to be modified to the limited extent required to permit its enforcement in the manner most closely approximating the intention of the parties expressed therein.

11.                               Governing Law.  This Agreement shall be construed under the laws of the State of Colorado.  Enforcement may be sought in Douglas County, Colorado, where the parties both consent to jurisdiction.

12.                               Notices.  Any Authorization, statement, payment or other notices under this Agreement shall be deemed given if mailed by first class mail, postage prepaid to the parties at the addresses stated above or such other address as either party may designate by notice as provided in this section.

13.                               No Modification of Certain Existing Agreements. Nothing in this Agreement shall be considered to modify or alter the terms and conditions of the Employment Agreement or the Indemnification Agreement.

14.                               Survival.  The terms and provisions of Section 3 above shall survive the termination or expiration of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

EVOLVING SYSTEMS, INC.		CONSULTANT

By:	/s/ THADDEUS DUPPER	/s/ ANITA T. MOSELEY
Anita T. Moseley
Name: Thaddeus Dupper

Title: CEO

Attachment A

Description of Services to be provided:  Consultant agrees to provide business consulting services to the Company upon Company’s request including, but not limited to the following:

1.                                       Provide support for Board of Directors’ meetings and Committee meetings.

2.                                       Assist company with negotiation of contracts.

3.                                       Provide support to company staff on various compliance related matters.

4.                                       Provide support to CEO in operational issues.

5.                                       Provide support in dealing with customer issues.

6.                                       Provide support to CEO as requested for special projects as they may arise.

EVOLVING SYSTEMS agrees that Consultant is NOT being engaged as an attorney and Consultant will not be providing legal advice and it will be the responsibility of EVOLVING SYSTEMS to seek separate legal advice for legal matters.

Limitation on Amount of Consulting Services: The parties intend that Consultant’s termination of employment with the Company comply with separation of services requirements of Section 409A of the Internal Revenue Code and that the level of services provided by Consultant under this Agreement be no more than 20% of the average level of bona fide services previously performed by Consultant as an employee over the 36-month period prior to execution of this Agreement.  Accordingly, the level of services to be performed by Consultant during the term of this Agreement will not exceed 208 hours.

Compensation:  $175 an hour for services performed at EVOLVING SYSTEMS’ facilities in Englewood, Colorado or remotely from Consultant’s office in Castle Rock, Colorado (“On-Site”).  For services performed at EVOLVING SYSTEMS’ request at a site other than On-Site (i.e., at a customer location), the hourly rate will be $250 per hour, exclusive of travel time.  Within ten (10) days after the end of each month, Consultant will provide Company with an accounting of the services provided and reimbursable expenses incurred.

Consultant:

/s/ ANITA T. MOSELEY
Anita T. Moseley

Evolving Systems, Inc.

By:	/s/ THADDEUS DUPPER
Thaddeus Dupper

Title: CEO

Attachment B

NON-DISCLOSURE AND PROPRIETARY INFORMATION AGREEMENT

This Agreement is made between Evolving Systems, Inc., a Delaware corporation (the “Company”) and Anita T. Moseley (“Consultant”) who has been retained by the Company as a consultant, effective July 1, 2011.

In partial consideration of and as part of the terms of engagement by the Company and of the fees paid to Consultant it is hereby agreed as follows:

1.  Inventions, Discoveries and Improvements.  Consultant agrees to promptly and fully disclose to the Company all inventions, discoveries and improvements, (including but not limited to, projects, processes, concepts, specifications, drawings, records, documentation, systems, techniques, computer software, programs, facilities, equipment and devices, whether patentable or not) which result from or arise out of any work which Consultant may do for or on behalf of the Company (collectively referred to as “EVOLVING SYSTEMS Materials”).  All of such EVOLVING SYSTEMS Materials shall be the sole and exclusive property of the Company, and Consultant hereby assigns to the Company all of her rights and interest therein.

2.  Assignment and Waiver of Rights. Consultant hereby assigns and agrees to execute assignments to the Company, its successors or assigns, all of Consultant’s right, title and interest (i) in and to any and all EVOLVING SYSTEMS Materials, (ii) in and to any and all patent applications therefor, (iii) in and to all priority rights as acquired under the International Convention for Protection of Industrial Property by the filing of such applications, (iv) in and to all patents that may be granted therefor throughout the world; (v) in and to all trademarks and similar registrations or rights with respect thereto throughout the world; and (vi) in and to all copyrights for EVOLVING SYSTEMS Materials throughout the world, including all exclusive rights granted to an author under copyright law, namely the right to (1) reproduce the work; (2) to prepare derivative works; (3) to distribute copies to the public by sale, rental, lease or lending; (4) to perform works publicly; and (5) to display the work publicly.  In addition, with respect to all EVOLVING SYSTEMS Materials, Consultant waives any and all rights he may have to terminate her assignment of copyright ownership in the EVOLVING SYSTEMS Materials and waives any and all “moral rights” Consultant has thereto, including, but not limited to, the right to claim authorship, the right to prevent Consultant’s name from being used and the right to prevent distortion of the work. Consultant also agrees, during and subsequent to her engagement, to sign all lawful papers and to assist the Company and its nominees, successors or assigns, at its or their request and expense but without charge, in every lawful way to obtain and sustain such patents and other rights in any and all countries for its and their benefit.  Consultant agrees that all copyrightable material Consultant may develop during Consultant’s engagement for the Company shall be “work made for hire” as defined under United States copyright law. To the extent that such work may not be deemed as “work made for hire” under applicable law, Consultant hereby assigns to the Company all right, title and interest in and to Consultant’s copyrights for such work.

3.  Confidential Information of the Company.  Except as authorized or directed by the Company, Consultant shall not at any time during or subsequent to her engagement, directly or indirectly, disclose to any person or entity (whether or not it is a competitor of the Company), any confidential information of the Company or confidential information of others which has come into the possession of or been disclosed to the Consultant in the course of her engagement (including any technical or business information, which shall include but not be limited to programs, files, specifications, drawings, sketches, models, samples, financial information, business plans, personnel information or other data, oral, written or otherwise, including information furnished or disclosed to the Company under its agreements with any of its clients, unless such information was previously known to the Company free of any obligations to keep it confidential or has been subsequently made public by any of its clients or is in the public domain through no fault of the Company), and Consultant will not use any such confidential information for her own use or advantage or make it available to others for use.  All information, whether written or not, regarding the Company’s business, including but not limited to that relating to existing and contemplated products, formulas, compositions, computer software, programs, machines, apparatus, systems, processes, methods, manufacturing procedures, research and development programs, inventions, discoveries, business procedures, business plans, financial information, personnel information, customers and sources or supply shall be presumed to be confidential except to the extent that the same shall have been, lawfully and without breach of confidential obligation, made available to the general public without restriction.

4.  Return of Records.  All records, drawings, documents, films, tapes, writings or other means of storing or transmitting information, whether copyrightable or not, relating to or dealing with the Company’s confidential information as defined above, and to that of others entrusted to the Company, which are prepared or created by Consultant or which may come into Consultant’s possession or control during Consultant’s engagement are the property of the Company or its clients, and upon termination of Consultant’s engagement, Consultant agrees to leave all such materials with the Company.

5.  Inventions Not Related to Engagement by the Company. All significant inventions, discoveries, improvements and copyrightable material and all computer programs and software, whether or not copyrightable, which Consultant made or conceived prior to her engagement by the Company shall not be subject to this Agreement. In addition, any and all inventions, discoveries, improvements and copyrightable material and all computer programs and software, whether or not copyrightable, which Consultant makes or conceives during the term of her engagement by the Company but which are not related to such engagement shall not be subject to this Agreement.

6.  Other Agreements.  Consultant represents that she is not in violation of any term of any employment contract, patent or other proprietary information disclosure agreement, any other contract or agreement, or of any judgment, decree or order of any court or administrative agency relating to or affecting Consultant’s right to be engaged by the Company because of the nature of the business conducted or proposed to be conducted by the Company or for any other reason.  No such term, agreement, judgment, decree or order conflicts with Consultant’s obligation to use her reasonable best efforts to promote the interests of the Company nor does the execution and delivery of this Agreement, or the carrying on of the Company’s business as a consultant of the Company, conflict with any such term, agreement, judgment, decree or order.

7.  Breach of Agreement.  Consultant acknowledges that Company’s confidential information as described in this Agreement constitutes a unique and valuable asset of the Company, the loss or unauthorized disclosure of which could cause the Company irreparable harm.  Upon the breach or threatened breach by Consultant of any of the provisions of this Agreement, the other party shall be entitled to an injunction, without bond, restraining the breaching party from committing such breach.  This right to any injunction shall not be construed to prohibit a party from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages or costs (including, but not limited to, reasonable attorneys’ fees).

8.  Severability.  If all or any portion of any covenant contained herein is construed to be invalid or unenforceable, such invalidity or unenforceability shall not affect the remaining covenants, which shall be given full force and effect without regard to the invalid portion.

9.  Partial Waiver. The failure by a party to demand rigid adherence to any term of this Agreement on one or more occasions shall not be construed as a waiver of and shall not deprive such party of the right to insist upon strict compliance thereafter.

10.  Applicable Law.  This Agreement shall be governed by Colorado law. Enforcement may be sought in Douglas County, Colorado, where the parties both consent to jurisdiction.

CONSULTANT

/s/ ANITA T. MOSELEY
Anita T. Moseley

EVOLVING SYSTEMS, INC.

By:	/s/ THADDEUS DUPPER

Name: Thaddeus Dupper

Title: CEO